                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 14, 2003
                                                --------------------------------

                          Atchison Casting Corporation
                          ----------------------------
            (Exact name of registrant as specified in its charter)

         KANSAS                  1-12541               48-1156578
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(State or other jurisdiction   (Commission            (IRS Employer
    of incorporation)         File Number)         Identification No.)

400 South Fourth Street, Atchison, Kansas                 66002
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(Address of principal executive offices)               (zip code)

Registrant's telephone number, including area code    (913) 367-2121
                                                   -----------------------------

                                 Not applicable
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        (Former name or former address, if changed since last report)

Item 5.   Other Events.

On April 3, 2003, the Company entered into the Second Reinstatement and
Modification of the Fourteenth Amendment and Forbearance Agreement to the Credit
Agreement and the Second Reinstatement and Modification of the Eleventh
Amendment to the Note Purchase Agreement. These amendments, among other things,
(i) modified the termination date of the forbearance from April 3, 2003, to
April 11, 2003; and (ii) extended the deadline for the Company to make a $7.0 million prepayment of these loans from March 17, 2003, to April 10, 2003.

Item 7.   Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibit is filed herewith:

     4.1  Second Reinstatement and Modification of the Fourteenth Amendment and
          Forebearance Agreement to the Credit Agreement dated as of April 3, 2003.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: April 14, 2003

                                    Atchison Casting Corporation

                                    By: /s/ Kevin T. McDermed
                                        --------------------------------
                                          Kevin T. McDermed
                                          Chief Financial Officer

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